Exhibit 99.1

F5 NETWORKS ANNOUNCES APPOINTMENT OF LONG-TIME F5 EXECUTIVE JOHN

MCADAM AS PRESIDENT AND CEO

Manuel Rivelo Resigns from the Company

Alan Higginson Named Non-Executive Chairman

Seattle, WA – December 14, 2015 – F5 Networks, Inc. (“F5” or the “Company”) (NASDAQ: FFIV), a global leader in Application Delivery Networking (ADN) technology, today announced that John McAdam, Chairman of the F5 Board of Directors, has been appointed President and Chief Executive Officer. Mr. McAdam joined F5 in July 2000, and served as the Company’s President and Chief Executive Officer until his retirement in July 2015. In connection with this appointment, Mr. McAdam will remain a member of the F5 Board but will step down as Chairman in order to focus on his executive duties and actively lead the Company forward. Alan Higginson, who currently serves as F5’s Lead Independent Director, has been appointed Non-Executive Chairman of the Board. All actions are effective immediately.

Mr. McAdam succeeds Manuel Rivelo who has resigned from his position of President and Chief Executive Officer and as a member of the F5 Board of Directors for matters regarding personal conduct unrelated to the operations or financials of the Company.

“The Board believes John is best suited to lead the Company as F5 continues its evolution to expand our offerings and grow across our product suite. As a longtime F5 executive, John has a deep understanding of our business, operations and strategy, and an appreciation for the hard work and dedication of our employees,” said Mr. Higginson. “The Board is confident his 15-years of leadership experience at F5 will allow him to seamlessly take on the responsibilities of President and CEO, and looks forward to his immediate contributions.”

Mr. McAdam said, “I look forward to immediately re-engaging on a day to day basis with F5’s dedicated and passionate team of employees as we further our mission to help clients deliver the most secure, fast and reliable applications to anyone, anywhere, at any time. I am excited about the opportunities F5 has before it in new hybrid cloud architectures, application security and to capitalize on emerging technology trends. I would like to add that the Board of Directors and the executive leadership team remain fully committed to the strategy and financial targets we articulated in our earnings announcement on October 28, 2015.”

Mr. McAdam continued, “I want to thank Manny for his many contributions to F5 over the past four years. Manny has been a key member of F5’s strong leadership team who have developed our current strategy.”

Mr. Higginson added, “I want to emphasize that these actions are in no way related to the Company’s operating performance or financial condition. This change in management, while unexpected, is strictly related to personal conduct matters. We are confident that F5 will be in good hands with John leading the Company forward.”

While Mr. McAdam leads F5 as President and CEO, the Board will undertake a formal search process to identify a permanent successor.

About John McAdam

John McAdam has served as Chairman of F5’s Board of Directors since July 2015, upon retiring as President and Chief Executive Officer. Shortly after joining F5 in July 2000, Mr. McAdam successfully navigated the Company through the turbulent post-dot-com era, bringing F5 to profitability and positioning it for further growth. During his tenure at F5, Mr. McAdam grew the Company’s annual revenue from $108.6 million to more than $1.9 billion in fiscal year 2015. He oversaw numerous successful acquisitions, guiding F5 into new and adjacent markets that enhance the Company’s core application delivery solution offerings. Under Mr. McAdam’s leadership, F5 was added to the S&P 500—one of the world’s most widely followed stock market indices.

Mr. McAdam has also received numerous leadership awards, among them Puget Sound Business Journal’s 2013 Executive of the Year, Seattle Business Magazine’s 2012 Lifetime Achievement Award, and Best in Business Awards’ 2012 Executive of the Year, silver category. He was also named to Business Insider’s 2013 list of 50 Most Powerful People in Enterprise Tech and CRN’s list of Top 25 Innovators for 2012.

Prior to joining F5, Mr. McAdam served as General Manager of the Web server sales business at IBM. From January 1995 until August 1999, he was President and Chief Operating Officer of Sequent Computer Systems, a manufacturer of high-end open systems, which was sold to IBM in September 1999.

Mr. McAdam serves on the board of directors of Tableau Software, Nutanix and Apptio. He holds a B.S. in Computer Science from the University of Glasgow, Scotland.

About F5

F5 (NASDAQ: FFIV) provides solutions for an application world. F5 helps organizations seamlessly scale cloud, data center, telecommunications, and software defined networking (SDN) deployments to successfully deliver applications and services to anyone, anywhere, at any time. F5 solutions broaden the reach of IT through an open, extensible framework and a rich partner ecosystem of leading technology and orchestration vendors. This approach lets customers pursue the infrastructure model that best fits their needs over time. The world’s largest businesses, service providers, government entities, and consumer brands rely on F5 to stay ahead of cloud, security, and mobility trends. For more information, go to f5.com.

You can also follow @f5networks on Twitter or visit us on LinkedIn and Facebook for more information about F5, its partners, and technologies.

F5 and Silverline are trademarks or service marks of F5 Networks, Inc., in the U.S. and other countries. All other product and company names herein may be trademarks of their respective owners.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding management and Board changes, the continuing strength and momentum of F5’s business, F5’s outlook (including strategic and financial targets), future financial performance and results, sequential growth, projected revenues including target revenue and earnings ranges, income, earnings per share, share amount and share price assumptions, demand for application delivery networking, application delivery services, security, virtualization and diameter products, expectations regarding future services and products, expectations regarding future customers, markets and the benefits of products, and other statements that are not historical facts and which are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual performance and results could differ materially from those expected in the forward-looking statements as a result of certain risk factors. Such forward-looking statements involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: timing and integration of management and Board changes (and related arrangements); customer acceptance of our new traffic management, security, application delivery, optimization, diameter and virtualization offerings; the timely development, introduction and acceptance of additional new products and features by F5 or its competitors; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into F5’s markets, and new product and marketing initiatives by our competitors; increased sales discounts; uncertain global economic conditions which may result in reduced customer demand for our products and services and changes in customer payment patterns; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; litigation involving patents, intellectual property, shareholder and other matters, and governmental investigations; natural catastrophic events; a pandemic or an epidemic; F5’s ability to sustain, develop and effectively utilize distribution relationships; F5’s ability to attract, train and retain qualified product development, marketing, sales, professional services and customer support personnel; F5’s ability to expand in international markets; the unpredictability of F5’s sales cycle; F5’s share repurchase program; future prices of F5’s common stock; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), including our most recent report on Form 10-K and other reports and documents that we file from time to time with the SEC, which could cause actual results, performance or achievements of the Company to vary from expectations. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in F5’s most recent reports on Form 10-K and Form 10-Q, as may be amended from time to time. All forward-looking statements in this press release are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. F5 assumes no obligation to revise or update these forward-looking statements.

Contact:

F5 Networks, Inc.

Investor Relations

John Eldridge, 206-272-6571

j.eldridge@f5.com

or

Public Relations

Nathan Misner, 206-272-7494

n.misner@f5.com